UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 13, 2015

AMBASSADORS GROUP, INC.

Delaware	No. 0-33347	91-1957010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 S. Howard, Suite 601, Spokane WA  99201
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(509) 568-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On July 13, 2015, Ambassadors Group, Inc. (the “Company”) announced its plan to cease operations and close its student and adult travel business by the end of 2015.  The Company has experienced declining revenues and declining travelers for several years and has explored strategic alternatives and alternative marketing models.  Having evaluated such alternatives, the Company determined that an orderly closing of its business is the prudent course of action on behalf of shareholders.  On July 27, 2015, the Company will commence downsizing of its remaining staff and operations. A copy of the Company’s press release announcing the Company’s downsizing plans and other information is furnished herewith as Exhibit 99.1.

In connection with the closure of its operations, the Company will incur cash and non-cash charges for severance and related compensation benefits, rent and other contract termination fees, acceleration of prepaid costs, and other associated costs related to its closing. The Company expects to recognize the majority of the charges in the third quarter of 2015, although at this time is unable to make a determination of its estimated charges or range of charges.  The Company will file an amended report on Form 8-K under this Item 2.05 after it makes a determination of such an estimate or range of estimates.

Special Note Regarding Forward-Looking Statements

The information in this Item 2.05 contains certain forward-looking statements based on currently available information and projections about future events and trends, including, but not limited to, statements related to the estimated charges for the workforce reduction. Forward-looking statements, which are included per the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this release.  Such forward-looking statements speak only as of the date of this Current Report on Form 8-K and may not reflect risks related to international unrest, outbreak of disease, conditions in the travel industry, the direct marketing environment, changes in economic conditions and changes in the competitive environment.  We expressly disclaim any obligation to provide public updates or revisions to any forward-looking statements found herein to reflect any changes in expectations or any change in events.  Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be met.  For a more complete discussion of certain risks and uncertainties that could cause actual results to differ materially from anticipated results, please refer to the Company’s annual report on Form 10-K filed with the SEC on March 25, 2015, and its proxy statement filed March 30, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1 – Press Release dated July 13, 2015.*

* This Exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS GROUP, INC.

Date July 13, 2015	By:	/s/ Philip B. Livingston

Philip B. Livingston
Chief Executive Officer